UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2022 (May 24, 2022)

Merck & Co., Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

126 East Lincoln Avenue
Rahway	New Jersey	07065
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (908) 740-4000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.50 par value)	MRK	New York Stock Exchange
0.500% Notes due 2024	MRK 24	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK 36A	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting of Shareholders of Merck & Co., Inc. (the "Company") was held on May 24, 2022.
(b) Shareholders voted on the matters set forth below:

1.The following nominees were elected to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Shareholders and received the number of votes set forth opposite their names:

Names	Votes For	Votes Against	Abstentions	Broker Non-Votes
Douglas M. Baker, Jr.	1,780,984,040	6,528,771	4,691,991	323,364,405
Mary Ellen Coe	1,779,429,445	7,859,159	4,916,198	323,364,405
Pamela J. Craig	1,692,355,200	95,577,191	4,272,411	323,364,405
Robert M. Davis	1,774,674,995	12,884,351	4,645,456	323,364,405
Kenneth C. Frazier	1,732,254,447	54,859,038	5,091,317	323,364,405
Thomas H. Glocer	1,697,902,650	88,973,584	5,328,568	323,364,405
Risa J. Lavizzo-Mourey, M.D.	1,756,457,228	31,502,898	4,244,676	323,364,405
Stephen L. Mayo, Ph.D.	1,781,071,829	6,746,997	4,385,976	323,364,405
Paul B. Rothman, M.D.	1,779,382,586	7,669,301	5,152,915	323,364,405
Patricia F. Russo	1,536,818,865	250,967,059	4,418,878	323,364,405
Christine E. Seidman, M.D.	1,780,105,880	7,252,569	4,846,353	323,364,405
Inge G. Thulin	1,769,168,113	17,923,028	5,113,661	323,364,405
Kathy J. Warden	1,777,663,402	10,258,048	4,283,352	323,364,405
Peter C. Wendell	1,708,427,277	78,700,280	5,077,245	323,364,405

2.Non-binding advisory vote to approve the compensation of our named executive officers:

1,638,611,142 votes FOR

144,654,654 votes AGAINST

8,939,006 shares abstained from voting

323,364,405 broker non votes

3.Ratification of the appointment of the Company’s independent registered public accounting firm for 2022:

2,026,097,702 votes FOR

83,727,641 votes AGAINST

5,743,867 shares abstained from voting

4.Shareholder proposal regarding independent board chairman:

615,122,318 votes FOR

1,168,095,979 votes AGAINST

8,986,505 shares abstained from voting

323,364,405 broker non votes

5.Shareholder proposal regarding access to COVID-19 products:

627,659,497 votes FOR

1,117,396,234 votes AGAINST

47,149,071 shares abstained from voting

323,364,405 broker non votes

6.Shareholder proposal regarding lobbying expenditure disclosure:

286,221,316 votes FOR

1,492,430,156 votes AGAINST

13,553,330 shares abstained from voting

323,364,405 broker non votes

A majority of the votes cast was required for all six proposals to be approved.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: May 26, 2022	By:	/s/ Kelly E. W. Grez
Kelly E. W. Grez
Corporate Secretary